Alpine Dynamic Balance Fund
Alpine Dynamic Dividend Fund
Alpine Dynamic Financial Services Fund

PROSPECTUS

Each a Series of Alpine Series Trust

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

For more information call 1-888-785-5578
or
View our website at www.alpinefunds.com

Dated March 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities as an investment and has not passed on the adequacy or accuracy of the information in this prospectus.   It is a criminal offense to state otherwise.

Table of Contents
About the Funds

2

The Funds' Investments and Related Risks

11

Management of the Funds

14	Portfolio Managers

How to Buy Shares

15	Purchases by Mail
15	Purchases by Wire
16	How the Funds Value their Shares
16	Additional Information

Exchange Privileges

17	Exchanges by Telephone
17	Exchanges by Mail

How to Redeem Shares

18	Redeeming Shares by Mail
18	Redeeming Shares by Telephone
19	Redemption Fees
19	Additional Redemption Information
20	Tools to Combat Frequent Transactions

Shareholder Services

21	Automatic Investment Plan
21	Telephone Investment Plan
21	Systematic Cash Withdrawal Plan
21	Investments through Employee Benefit and Savings Plans
21	Automatic Reinvestment Plan
21	Tax Sheltered Retirement Plans
21	Householding
21	Internet Account Access and Trading

Dividends, Distributions and Taxes

22	Dividend Policy
22	Taxation of the Funds
22	Taxation of Shareholders

Financial Highlights
23

Additional Information
26

About the Funds

Alpine Dynamic Balance Fund

Investment Objectives

The primary investment objective of Alpine Dynamic Balance Fund (the “Balance Fund” or “Fund”) is capital appreciation. The Balance Fund’s secondary investment objectives are reasonable income and conservation of capital.

Principal Investment Strategies

The Balance Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S companies and high quality fixed income securities. The equity securities in which the Balance Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The fixed income securities in which the Balance Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments. As described below, the Balance Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Allocation of the Balance Fund’s assets among different types of investments will vary from time to time depending on prevailing economic and market conditions, including (without any emphasis on any one particular condition): inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. The Balance Fund’s portfolio is managed by the Fund’s investment adviser, Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”). Under normal circumstances, the Balance Fund invests not less than 25% of its net assets in fixed income securities. The Balance Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the Adviser’s appraisal of market and economic conditions. For instance, the Balance Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Balance Fund may invest up to 75% of its net assets in equity securities. Additionally, the Balance Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Balance Fund invests in equity securities that offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in the company’s management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.

2

With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Balance Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Balance Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc., or if unrated, are determined to be of comparable quality by the Adviser. The Balance Fund may invest up to 5% of its total assets in fixed income securities rated below “A” by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc. Convertible debt securities are not subject to the Balance Fund’s 5% limit on investments in fixed income securities rated below “A.” The Balance Fund may also invest in equity options, stock index options, futures contracts and options on futures. The Balance Fund invests in these instruments for hedging and other non-speculative purposes.

Who Should Invest

The Balance Fund may be appropriate for investors seeking a long-term investment offering both current income and growth potential.

Main Risks

An investment in the Balance Fund, like any investment, is subject to certain risks. The value of the Balance Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Balance Fund’s shares to increase or decrease. You could lose money by investing in the Balance Fund. By itself, the Balance Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Balance Fund’s investments, regardless of the performance or expected performance of companies in which the Balance Fund invests. There is also the risk that the Adviser’s judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. Special situations involve risks that the contemplated transactions will be abandoned, revised, delayed or that an anticipated event will not occur. This can result in the market price of securities declining.

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Risks of Fixed Income Securities — The Balance Fund may invest a significant portion of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of an issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Balance Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Options and Futures — The Balance Fund may purchase and sell options and futures as part of its investment program. Transactions involving options and futures involve certain risks. Even when these instruments are used for hedging purposes, a lack of correlation between the value of the instruments underlying an option or futures contract and the value of assets being hedged, or unexpected adverse price movements, could render a hedging strategy ineffective and could result in a loss to the Balance Fund.

Fund Performance

The bar chart below shows how the Balance Fund has performed and provides some indication of the risks of investing in the Balance Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Balance Fund for full calendar years. The table below it compares the performance of the Balance Fund over time to the Balance Fund’s benchmark indices.

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Balance Fund will perform in the future.
4

Alpine Dynamic Balance Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Fund	Best Quarter		Worst Quarter
Alpine Dynamic Balance Fund	15.45%	6/30/03	-9.03%	9/30/02

Average Annual Total Returns
(For the periods ending December 31, 2005)

Alpine Dynamic Balance Fund	1 Year	3 Years	Since Inception June 7, 2001
Return Before Taxes	4.79%	16.38%	9.53%
Return After Taxes on Distributions(1)	4.30%	15.63%	8.70%
Return After Taxes on Distribution and Sale of Fund Shares(2)	3.69%	14.06%	7.92%

Moody’s Equity Mutual Fund Balanced Index(3)	4.70%	10.12%	2.84%
S&P 500 Index(4)	4.91%	14.39%	1.21%

(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)
The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multi-asset global funds. The Moody’s Equity Mutual Fund Balanced Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

(4)
The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

5

Alpine Dynamic Dividend Fund

Investment Objectives

The Alpine Dynamic Dividend Fund (the “Dividend Fund” or “Fund”) seeks high current dividend income that qualifies for the reduced federal income tax rates created by the "Jobs and Growth Tax Relief Reconciliation Act of 2003," while also focusing on total return for long-term growth of capital.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Dividend Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay qualified dividend income (as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”)).

The Dividend Fund will invest in equity securities issued by U.S. corporations, qualified foreign corporations (as such term is defined in the Code) and foreign issuers whose equity securities are readily traded on an established U.S. and international securities market that pay dividends which qualify for recently reduced federal tax rates similar to the rates applied to net capital gains. The equity securities in which the Dividend Fund will invest will include primarily common stocks. The Dividend Fund may, from time to time, also invest in preferred stocks, REITs (real estate investment trusts) and securities convertible into or exchangeable for common stocks, such as convertible debt.

The Dividend Fund’s investments in equity securities will focus on those securities that pay qualified dividend income, which is defined in the Code as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

In managing the assets of the Dividend Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities’ historic valuations. The equity securities in which the Dividend Fund invests are generally mature with small- and mid-capitalizations.  Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.

In the event that the Adviser determines that a particular corporation’s dividends qualify for favorable federal tax treatment, the Adviser will invest in the equity securities of the corporation prior to the ex-dividend date (i.e., the date when shareholders no longer are eligible for dividends) and will hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced federal tax rates. During this period, the Dividend Fund will not hedge its risk of loss with respect to these securities.

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The Dividend Fund may, from time to time, take temporary defensive positions that are inconsistent with the Dividend Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Dividend Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Dividend Fund may not achieve its investment objective.

Who Should Invest

The Dividend Fund may be appropriate for investors seeking high current income at reduced federal tax rates.

Main Risks

An investment in the Dividend Fund, like any investment, is subject to certain risks. The value of the Dividend Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Dividend Fund’s shares to increase or decrease. You could lose money by investing in the Dividend Fund. By itself, the Dividend Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Dividend Fund’s investments, regardless of the performance or expected performance of companies in which the Dividend Fund invests.

Management Risk— Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Dividend Fund to underperform when compared to other funds with similar investment goals.

Fund Performance

The bar chart below shows how the Dividend Fund has performed and provides some indication of the risks of investing in the Dividend Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Dividend Fund for full calendar years. The table below it compares the performance of the Dividend Fund over time to the Dividend Fund’s benchmark indices.

8

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Dividend Fund will perform in the future.

Alpine Dynamic Dividend Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
	Best Quarter		Worst Quarter
Alpine Dynamic Dividend Fund	9.92%	12/31/04	0.18%	06/30/05

Average Annual Total Returns
(For the periods ending December 31, 2005)

Alpine Dynamic Dividend Fund	1 Year	Since Inception 9/22/03
Return Before Taxes	7.24%	21.42%
Return After Taxes on Distributions(1)	5.28%	19.18%
Return After Taxes on Distribution and Sale of Fund Shares(2)	7.17%	18.08%

Moody’s Equity Mutual Fund Growth Income Index(3)	4.89%	9.67%

(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

(3)
The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The Moody’s Equity Mutual Fund Growth Income Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance of the Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

9

Alpine Dynamic Financial Services Fund

Investment Objectives

The Alpine Dynamic Financial Services Fund (the “Financial Services Fund” or “Fund”) seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities.

Principal Investment Strategies

To achieve its objective, under normal circumstances the Financial Services Fund invests at least 80% of its net assets in the equity securities of certain U.S. and foreign companies engaged in the financial services industry. These companies may include commercial and industrial banks, savings and loan associations, community savings banks and other thrift institutions, consumer and industrial finance and leasing companies, securities brokerage and investment advisory firms and insurance companies.

In particular, the Financial Services Fund will invest a substantial percentage of its net assets in equity securities issued by banks that have strong growth prospects or takeover potential. Such equity securities will primarily include common stocks and preferred stocks which the Financial Services Fund may acquire through direct investments or private placements.

In managing the assets of the Financial Services Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of banks and other financial service companies that it believes are undervalued relative to the market and to the securities’ historic valuations. The equity securities of the financial institutions in which the Financial Services Fund invests are not subject to specific restrictions as to market capitalizations, however, it is expected that the Financial Services Fund’s investment program will emphasize smaller market capitalizations, including micro-cap. Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow, and industry and market-specific trends.

The Financial Services Fund may, from time to time, take temporary defensive positions that are inconsistent with the Financial Services Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Financial Services Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Financial Services Fund may not achieve its investment objective.

11

Who Should Invest

The Financial Services Fund may be appropriate for investors seeking above average returns and long-term growth of capital.

Main Risks

An investment in the Financial Services Fund, like any investment, is subject to certain risks. The value of the Financial Services Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Financial Services Fund’s shares to increase or decrease. You could lose money by investing in the Financial Services Fund. By itself, the Financial Services Fund does not constitute a balanced investment program.

Risks of Equity Securities — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Financial Services Fund’s investments, regardless of the performance or expected performance of companies in which the Financial Services Fund invests.

Risks of Micro- and Small-Capitalization Companies — The Financial Services Fund may invest its assets in banks or other financial services companies, or the securities of such companies with micro- or small-market capitalizations. While the Adviser believes they often provide significant potential for appreciation, those investments involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of micro- and small-capitalization stocks are often more volatile than prices of large-capitalization stocks and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in some micro- and small-capitalization stocks, an investment in those stocks may be less liquid than an investment in larger companies.

Risks of Financial Services Industry Concentration— Because the Financial Services Fund will primarily invest in the equity securities of financial services companies, the Financial Services Fund’s investments and its performance will be affected by risk factors particular to this industry as well as market and economic conditions affecting the securities market generally. Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions.

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Management Risk— Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Financial Services Fund to underperform when compared to other funds with similar investment goals.

Fund Performance

The Financial Services Fund commenced operations on November 1, 2005. Because the Financial Services Fund has less than one calendar year of operating history, there is no performance information available at this time.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees
(fees paid directly from your investment):

Alpine Dynamic
	Alpine Dynamic	Alpine Dynamic	Financial Services
	Balance Fund	Dividend Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fees(1)	1.00%	1.00%	1.00%
Exchange Fee	None	None	None
Maximum Account Fee	None	None	None

13

Annual Fund Operating Expenses
(expenses that are deducted from each Fund’s assets):

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Waiver/ (Reimbursement) or Recapture(2)	Net Annual Fund Operating Expenses
Alpine Dynamic Balance Fund	1.00%	0.00%	0.21%	1.21%	0.10%	1.31%
Alpine Dynamic Dividend Fund	1.00%	0.00%	0.20%	1.20%	0.03%	1.23%
Alpine Dynamic Financial Services Fund	1.00%	0.00%	0.58%	1.58%	(0.23%)	1.35%
(1)	A $15.00 charge is deducted from redemption proceeds if the proceeds are wired.
(2)   The Adviser has agreed contractually to waive its fees and to absorb expenses of the Funds to the extent necessary to assure that ordinary operating expenses of the Funds (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of each of the Fund’s average daily net assets,. The Funds have agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. Without the fee waiver and reimbursement arrangement, the Balance Fund’s operating expense would have been 1.21%, the Dividend Fund’s operating expense would have been 1.20% and the Financial Services operating expense would have been 1.58%.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years
Alpine Dynamic Balance Fund	$133	$394	$675	$1,475
Alpine Dynamic Dividend Fund	$125	$384	$663	$1,457
Alpine Dynamic Financial Services Fund	$137	$452	$814	$1,835

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The Funds’ Investments and Related Risks

This section provides additional information regarding the securities in which each Fund invests, the investment techniques each uses and the risks associated with each Fund’s investment program. A more detailed description of each Fund’s investment policies and restrictions, and additional information about each Fund’s investments, is contained in the Statement of Additional Information.

Common Stocks and Other Equity Securities(all Funds) —The Funds will invest in “common stocks.” “Common stocks” represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Funds may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Fixed Income Securities(all Funds) — The Funds may invest in bonds and other types of debt obligations of the U.S. Government (or its agents or instrumentalities) and corporate issuers. They may also invest in money market instruments, which are high quality short-term debt obligations. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Funds invest primarily in high quality debt obligations. These include securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and corporate debt obligations rated at the time of purchase by the Funds “A” or better by Standard and Poor’s Rating Services or by Moody’s Investors Services, Inc. or, if unrated determined to be of comparable quality by the Adviser.

Illiquid Securities(all Funds)—Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Funds may invest up to 15% of the value of their net assets in illiquid securities, including restricted securities and repurchase agreements maturing in more than seven days. However, the Funds may not invest more than 10% of the value of their net assets in such repurchase agreements.

Investments in Undervalued and Lower Quality Securities (Financial Services Fund) - The Fund’s investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

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Foreign Securities (all Funds) — The Balance Fund and the Financial Services Fund may invest up to 15% of the value of their total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. The Dividend Value Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

Securities Lending(Balance Fund and Financial Services Fund) —In order to generate income, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned. Loans of securities by the Funds may not exceed 33 1/3% of the value of each Fund’s total assets. There is a risk that the loaned securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, each Fund’s ability to dispose of the securities may be delayed.

Rule 144A Securities(all Funds) —The Funds may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”). The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities.

Repurchase Agreements(all Funds) —The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. Each Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase each Fund’s expenses. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

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Risk Characteristics of Options and Futures (Balance Fund and Financial Services Fund) — Although options and futures transactions are intended to enable the Funds to manage market and interest rate risks, these investments can be highly volatile, and each Fund’s use of them could result in poorer investment performance. Each Fund’s use of these investment devices for hedging purposes may not be successful. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in each Fund’s portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the expectations of the Adviser are correct, a hedge could be unsuccessful if changes in the value of each Fund’s portfolio securities does not correspond to changes in the value of its futures contracts. Each Fund’s ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

When-Issued and Delayed Delivery Transactions(all Funds) — Each Fund may enter into transactions in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Funds do not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of their investment objectives.

Defensive Position(all Funds)— During periods of adverse market or economic conditions, the Funds may temporarily invest all or a substantial portion of their assets in high quality, fixed income securities, including money market instruments, or it may hold cash. The Funds will not be pursuing their investment objectives in these circumstances.

Portfolio Turnover(all Funds) — The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of the Funds will not exceed 100%.

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Other Investments (all Funds) — The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including but not limited to options on securities, stock index options, options on foreign currencies and forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Alpine Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-888-785-5578.

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Management of the Funds

The management of the Funds is supervised by the Board of Trustees of Alpine Series Trust (the “Trust”). Alpine Woods Capital Investors, LLC (formerly known as Alpine Management & Research, LLC) (the “Adviser”) serves as the Funds’ investment adviser. The Adviser has the responsibility for the management and implementation of each Fund’s investment program, under the supervision of the Board of Trustees. Mr. Samuel A. Lieber is the controlling person of the Adviser. He founded the Adviser in 1998. The Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Funds. The total estimated annual expenses of the Funds are set forth in the section titled “FEES AND EXPENSES.” For the year ended October 31, 2005, the Adviser received 1.31% of the average daily net assets of the Balance Fund, including recoupment of fees waived in prior periods and 1.23% of the average daily net assets of the Dividend Fund, including recoupment of fees waived in prior periods. The Financial Services Fund commenced operations on November 1, 2005; therefore, the Fund did not pay advisory fees.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of each Fund’s shares as a factor in the selection of dealers to effect portfolio transactions for the Fund.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreement (“Advisory Agreement”) is available in the Funds’ Statement of Additional Information and will also be available in the Semi-Annual Report to Shareholders dated April 30, 2006 for the period November 1, 2005 through April 30, 2006.

Portfolio Managers

Balance Fund
Mr. Samuel A. Lieber and Mr. Stephen A. Lieber serve as co-portfolio managers of the Balance Fund and are the persons who have day-to-day responsibility for managing the Balance Fund’s portfolio.

Samuel A. Lieber is the Chief Executive Officer of the Adviser and also serves as portfolio manager of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund. From 1985 until February 1998, he was a portfolio manager with Evergreen Asset Management Corp.

Stephen A. Lieber is a Vice-President of the Adviser. He was Founding Partner of Lieber & Co. (the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1969 and served as Senior Partner until 1994. Following the purchase of Lieber & Co. by First Union Corp., he continued as chairman, co-chief executive and also as portfolio manager until 1999. Mr. Lieber is also Chairman and Senior Portfolio Manager of Saxon Woods Advisors, LLC.

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Dividend Fund
Jill K. Evans is the Portfolio Manager for the Dividend Fund. Ms. Evans was the senior equity research analyst covering small and mid-cap basic industries at JPMorgan Securities prior to joining Alpine Woods in May 2003. She was also the global coordinator of JPMorgan’s passenger and freight transportation sectors. She joined JPMorgan in 1988 as an analyst and then project manager in the internal consulting group, Management Services. She spent her last year in Management Services working with McKinsey & Co., consulting on a firm-wide cost reduction project. Ms. Evans received a Bachelor of Arts degree in Economics from the University of Pennsylvania.

Kevin Shacknofsky is the Associate Portfolio Manager of the Dividend Fund. Until he joined Alpine Mutual Funds in 2003, Mr. Shacknofsky was a Vice President in the venture capital firm Rein Capital in New Jersey for two years. Prior to that, he was an investment banking associate at Lehman Brothers in New York and at Hambros Grantham, the Private Equity division of Hambros PLC, of Sydney, Australia. Mr. Shacknofsky is a Chartered Accountant and holds an MBA degree from Columbia Business School.

Financial Services Fund
Peter J. Kovalski is responsible for the day-to-day investments of the Financial Services Fund. Mr. Kovalski is Managing Director, Financial Institutions Group, of Saxon Woods Advisors, LLC and the portfolio manager for Alpine Woods Growth Values Financial Equities, L.P. Prior to joining Saxon Woods Advisors, LLC in January 2002, Mr. Kovalski spent the last ten years as the principal bank and thrift securities analyst for Lieber & Co. and Evergreen Asset Management Corp. His major specialty is research on regional banking institutions. Prior to joining Lieber & Co., from 1986 until 1991, he was with Williams Securities and Ryan, Beck & Co. as a bank analyst. Mr. Kovalski received his Bachelor’s degree from Columbia Union College. He is a Certified Financial Analyst.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.
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How to Buy Shares

No sales charges are imposed when you purchase shares of the Funds. You may purchase shares at net asset value as described below or through your financial intermediary. The minimum initial investment in the Funds is $1,000. The Funds reserve the right to vary or waive the minimum in certain situations. There is no minimum investment requirement for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

Purchases by Mail

To make an initial purchase by mail:
•	Complete the enclosed application.
•	Mail the application, together with a check made payable to Alpine Funds:
By mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery or Express Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

•
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

•
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

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Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:
•	The Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address above.
•	Upon receipt of your completed account application, the Transfer Agent will establish an account for you.
•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

For Subsequent Investments - By wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

How the Funds Values Their Shares

The net asset value of shares of the Funds is calculated by dividing the value of each Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

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Additional Information

If your purchase transaction is canceled due to nonpayment or because your purchase check does not clear, you will be responsible for any loss the Funds or the Adviser incur and you will be subject to a returned check fee of $25. If you are an existing shareholder of the Funds, the Funds may redeem shares from your account to reimburse the Funds or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a Fund with a redemption fee to a Fund that does not currently charge a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice.

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Exchanges by Telephone

To exchange shares by telephone:

•	Call 1-888-785-5578.
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.
•	Telephone exchanges are subject to a $5.00 fee per exchange.

To exchange shares by telephone, you must indicate this on the application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required.)
•	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

For further information, call 1-888-785-5578.

How to Redeem Shares

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

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Redeeming Shares by Mail

To redeem shares by mail:

•
Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. (Stock power forms are available from your financial intermediary, the Fund, and most commercial banks.)

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	A signature guarantee of each owner is required to redeem shares in the following situations:

o	If ownership is changed on your account
o	When redemption proceeds are sent to a different address than that registered on the account
o	If the proceeds are to be made payable to someone other than the account’s owner(s)
o	Any redemption transmitted by federal wire transfer to a bank other than the bank of record
o	If a change of address request has been received by the Transfer Agent within the last 15 days
o	For all redemptions in excess of $50,000 from any shareholder account
o	When adding the telephone redemption option to an existing account

The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578.

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Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).

•	Provide the account name, as registered with the Fund, and the account number.

•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

•	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

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Redemption Fees (all Funds)

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 calendar days. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days from the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Funds.

Additional Redemption Information

A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account if the account value has remained below $1,000 for thirty days or more as a result of one or more redemptions. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, it is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

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Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Fund’s transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and Funds that invest in investments which are not frequently traded, may be targets of market timers.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. The Funds do not accommodate “market timers” and discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices. Currently, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if they believe that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information.

Fair Value Pricing. The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser to the Fund holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believe that the market price is stale. Other types of securities that the Funds may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.
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Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the application.

Automatic Investment Plan.You may make regular monthly or quarterly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan.You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan.If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans.Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan.For your convenience, all dividends and distributions of the Funds are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the record date, unless you request otherwise inwriting. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date.

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Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in the Funds under the following prototype retirement plans: (i) Individual Retirement Accounts (“IRAs”) and Rollover IRAs; and (ii) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading. This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of the new account application. For Internet transactions, only bank accounts held at domestic institutions which are ACH members may be used. Your Funds’ shares will be purchased or redeemed at the next NAV determined after receipt of your order. You may not use Internet transactions for your initial purchase of Fund shares.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.
Dividends, Distributions and Taxes

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy. It is the policy of the Funds to distribute to shareholders their investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Internal Revenue Code of 1986, as amended, (the “Code”). Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year.

Taxation of the Funds.The Funds intend to qualify to be treated as regulated investment companies under the Code. While so qualified, the Funds will not be required to pay any Federal income tax on that portion of their investment company taxable income and any net realized capital gains they distribute to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Funds anticipate meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Funds whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Funds. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

31

Your redemptions, including exchanges, may result in a capital gain or loss for Federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. For amounts paid in 2006, the backup withholding rate is 28%. The Funds may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Funds. The Funds’ transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the SAI. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.
32

    Financial Highlights

The following Financial Highlights Table is intended to help you understand the Balance Fund’s financial performance since June 7, 2001 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP is the Fund’s independent registered public accounting firm. This information has been audited by Deloitte & Touche LLP for the fiscal years ended October 31, 2004 and 2005. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. Deloitte & Touche LLP’s report along with the Fund’s financial statements, are included in the Balance Fund’s annual report dated October 31, 2005, which is available upon request.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2005	October 31, 2004	October 31, 2003	October 31, 2002	October 31, 2001(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.44	$11.08	$9.17	$10.10	$10.00

Income From Investment Operations:
Net investment income	0.19	0.19	0.22	0.24	0.09
Net realized/unrealized gains (losses) on investments	0.85	1.37	1.91	(0.91)	0.07
Total from investment operations	1.04	1.56	2.13	(0.67)	0.16

Less Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.22)	(0.25)	(0.06)
Net realized gains on investments	(0.62)	---	---	(0.01)	---
Total Distributions	(0.81)	(0.20)	(0.22)	(0.26)	(0.06)

Net Asset Value, End of Period	$12.67	$12.44	$11.08	$9.17	$10.10

Total Return	8.46%	14.19%	23.50%	(6.82)%	1.64% (b	)

Ratios/Supplementary Data:
Net Assets at end of period (000)	$97,471	$70,705	$53,756	$43,027	$38,203
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.21%	1.27%	1.51%	1.50%	1.40%(c	)
After waivers and reimbursements	1.31%	1.35%	1.35%	1.35%	1.35%(c	)
Ratio of net investment income to average net assets	1.60%	1.78%	2.26%	2.45%	2.55%(c	)
Portfolio turnover rate	36%	56%	39%	42%	9%

(a) For the period from June 7, 2001 (commencement of operations) to October 31, 2001.
(b) Not annualized.
(c) Annualized.

33

The following Financial Highlights Table is intended to help you understand the Dividend Fund’s financial performance since September 22, 2003 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Dividend Fund (assuming reinvestment of all dividends and distributions). Deloitte & Touche LLP is the Dividend Fund’s independent registered public accounting firm. This information has been audited by Deloitte & Touche LLP for the years ended October 31, 2004 and 2005. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. Deloitte & Touche LLP’s report along with the Dividend Fund’s financial statements, are included in the Dividend Fund’s annual report dated October 31, 2005, which is available upon request.

	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2003(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$12.34	$10.69	$10.00

Income From Investment Operations:
Net investment income	1.57	1.09(b )	0.06
Net realized/unrealized gains on investments	(0.14)	1.51	0.63
Total from investment operations	1.43	2.60	0.69

Less Distributions:
Dividends from net investment income	(1.51)	(0.95)	-
Distributions from realized gains on investments	(0.28)	-	-
Total distributions	(1.79)	(0.95)	-

Net Asset Value, End of Period	$11.98	$12.34	$10.69

Total Return	11.85%	24.90%	6.90% (c	)

Ratios/Supplementary Data:
Net Assets at end of period (000)	$311,335	$43,530	$13,527
Ratio of expenses to average net assets
Before waivers and reimbursements	1.20%	1.56%	3.11%(d	)
After waivers and reimbursements	1.23%	1.35%	1.35%(d	)
Ratio of net investment income to average net assets	14.22%	9.08%	5.69%(d	)
Portfolio turnover	216%	194%	9%

  (a) For the period from September 22, 2003 (commencement of operations) to October 31, 2003.
(b) Net investment income is calculated using average shares outstanding during the period.
(c) Not Annualized.
(d) Annualized.

The Financial Services Fund commenced operations on November 1, 2005; therefore, there are no financial highlights for this Fund.

35

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

36

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER
ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT, FUND ACCOUNTANT & ADMINISTRATOR
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
555 East Wells Street
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

37

To Obtain More Information about the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI) — The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.

By Website — www.alpinefunds.com — The SAI is currently not available on the website but you may obtain the document as noted above.

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-10405.

38

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

ALPINE DYNAMIC BALANCE FUND
ALPINE DYNAMIC DIVIDEND FUND
ALPINE DYNAMIC FINANCIAL SERVICES FUND

EACH A SERIES OF ALPINE SERIES TRUST

615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
1-888-785-5578

This Statement of Additional Information, dated February 28, 2006, relates to Alpine Dynamic Balance Fund (the “Balance Fund”), Alpine Dynamic Dividend Fund (the “Dividend Fund”) and Alpine Dynamic Financial Services Fund (the “Financial Services Fund”) (collectively, the “Funds”). Each Fund is a separate series of Alpine Series Trust (the “Trust”). Shares of each Fund are offered through a Prospectus dated February 28, 2006. A copy of the Prospectus may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with information regarding the activities and operations of each Fund. The Statement of Additional Information should be read in conjunction with the Prospectus.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this Statement of Additional Information by reference to the Funds’ October 31, 2005 Annual Report as filed with the Securities and Exchange Commission (“SEC”). The Financial Services Fund commenced operations on November 1, 2005 and therefore the October 31, 2005 Annual Report does not cover the Fund.

Table of Contents

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS	1
HISTORY OF THE FUNDS AND GENERAL INFORMATION	1
TYPES OF INVESTMENTS	2
STRATEGIC INVESTMENTS	5
SPECIAL INVESTMENT TECHNIQUES	11
INVESTMENT RESTRICTIONS	13
CERTAIN CONSIDERATIONS	15
PORTFOLIO TURNOVER	15
MANAGEMENT	16
CODES OF ETHICS	23
PROXY VOTING PROCEDURES	23
INVESTMENT ADVISORY ARRANGEMENTS	24
DISTRIBUTOR	28
ALLOCATION OF BROKERAGE	28
PORTFOLIO HOLDINGS INFORMATION	29
ADDITIONAL TAX INFORMATION	30
NET ASSET VALUE	33
PURCHASE OF SHARES	34
ANTI-MONEY LAUNDERING PROGRAM	35
REDEMPTIONS	35
SERVICE PROVIDERS	36
ADDITIONAL INFORMATION	37
PERFORMANCE INFORMATION	37
GENERAL	38
FINANCIAL STATEMENTS	39
APPENDIX "A"	A-1
APPENDIX "B"	B-1

DESCRIPTION OF EACH FUND AND ITS INVESTMENTS

The investment objectives of each Fund and a description of its principal investment strategies are set forth under “ABOUT THE FUNDS” and “THE FUNDS’ INVESTMENTS AND RELATED RISKS” in the Prospectus. Each Fund’s investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”) serves as the investment adviser of each Fund.

HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

Each Fund is a series of Alpine Series Trust, a Delaware statutory trust organized on June 5, 2001. The Balance Fund commenced its operations on June 7, 2001. The Dividend Fund commenced its operations on September 22, 2003. The Financial Services Fund commenced its operations on November 1, 2005. The Trust is governed by its Board of Trustees. Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value. All shares of each Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of all of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the “1940 Act”) may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the State of Delaware. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of its investment advisory agreement (“Advisory Agreement”) and changes in investment policy, shares of each portfolio would vote separately. In addition, the Trustees may, in the future, create additional classes of shares of a Fund. Except for the different distribution related and other specific costs borne by classes of shares of a Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares. The rights of the holders of shares of the series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

TYPES OF INVESTMENTS
Equity Securities

Equity securities in which each Fund may invest may include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. Each Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”). To the extent that foreign securities purchased by a Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: a Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund’s assets denominated in that currency will increase. Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund’s assets denominated in that currency will decrease. The performance of a Fund will be measured in U.S. dollars, the base currency for a Fund. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

Each Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords a Fund the ability to obtain best price and execution. Securities markets of foreign countries in which each Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Fund to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

▪	bonds, notes and debentures issued by corporations;
▪	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
▪	municipal securities;
▪	mortgage-backed and asset-backed securities; or
▪
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, each Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined to be of comparable quality to such rated securities by the Adviser or the Sub-Adviser. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser and the Sub-Adviser to be of a quality below investment grade. Each Fund may invest up to 5% of the value of its total assets in debt securities that are rated below A by Moody’s or by S&P. Each Fund may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser and the Sub-Adviser). There are no limitations on the maturity of debt securities that may be purchased by a Fund.

Sovereign Debt Obligations

The Funds may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of other Investment Companies

Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. Each Fund may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the 1940 Act or applicable exemptive order. When a Fund holds shares of another investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Fund.

Each Fund may invest its daily cash balance in the Alpine Municipal Money Market Fund. Each Fund is permitted to invest 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC. Each Fund bears its proportionate share of the expenses of the Alpine Municipal Money Market Fund in which it invests.

Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. Each Fund may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of a Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”). CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended (the “Code”) and have the same characteristics as CMOs.

    The Funds may from time to time also invest in “stripped” mortgage-backed securities. These are securities that operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” mortgage-backed securities are considered to be illiquid. The prices of these securities are more volatile than the prices of debt securities, which make periodic payments of interest.

    Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by the Funds must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent such amounts are reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

The Funds may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities may be “stripped” into classes in a manner similar to that described under the section titled, “Mortgage-Backed Securities,” above, and are subject to the prepayment risks described therein.

STRATEGIC INVESTMENTS

Foreign Currency Transactions; Currency Risk

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Funds value their assets daily in U.S. dollars, they generally do not convert their holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Funds buy and sell currencies.

    The Funds will engage in foreign currency exchange transactions in connection with their investments in foreign securities. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Funds do not speculate in foreign currency.

Except for cross-hedges, the Funds will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Funds may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating them to purchase, at the same maturity date, the same amount of such foreign currency. If the Funds choose to make delivery of the foreign currency, they may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Funds into such currency. If the Funds engage in an offsetting transaction, the Funds will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Funds will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Funds may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Funds would represent more than 5% of the Funds’ net assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Funds against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Funds’ ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, the Funds may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is affected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by a Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is affected by the Balance Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security;

(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security; and
(iv)	the nature of the security and the nature of the marketplace trades.

When-Issued and Delayed Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for the Funds. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

The collateral received when the Balance Fund or the Financial Services Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities, including money market instruments, or may temporarily hold cash. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

▪	Government securities;
▪	commercial paper;
▪	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
▪	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
▪	repurchase agreements.

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. Each Fund has adopted procedures designed to minimize the risks of loss from repurchase agreements.

Each Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, that Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Each Fund believes that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. Each Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

Each Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash and involve risks similar to those discussed under “Borrowing” below. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of each Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

Each Fund may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. When selling short, a Fund must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the value of such Fund’s net assets.

The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits a Fund to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

Each Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. If a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

Each Fund may borrow money for investment purposes (which is a practice known as “leverage”). Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio. Although the principal amount of such borrowings will be fixed, the Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by a Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if a Fund did not use leverage. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used.

SPECIAL INVESTMENT TECHNIQUES

Each of the Funds may engage in transactions in options and futures contracts and options on futures contracts. These instruments derive their performance, at least in part, from the performance of an underlying asset or index. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Use of Futures and Options

Each of the Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, neither Fund will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is “in-the-money,” the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is “in-the-money” if the value of the future exceeds the exercise (“strike”) price of the call; a put option on a future is “in-the-money” if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each of the Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund’s investment strategy and are incidental to its activities in the underlying cash market, the “underlying commodity value” of a Fund’s futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The “underlying commodity value” of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

Each of the Funds may purchase call and put options on securities to seek capital growth or for hedging purposes. Each Fund may also write and sell covered call and put options and purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.

Each of the Funds may invest up to 10% of the value of its assets, represented by premiums paid, to purchase call and put options on securities and securities indices. No Fund may write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its assets.

Risks of Options on Stock Indices

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices that include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

    The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, each Fund will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently, U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to each Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund’s position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix (“Futures and Options”).

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline instead. If a Fund, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, a Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of such Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectus, “a majority of the outstanding voting securities of a Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of a Fund or (2) 67% of the shares of a Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.	Diversification
With respect to 75% of its total assets, each Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

2.	Investment for Purposes of Control or Management*
Each Fund may not invest in companies for the purpose of exercising control or management.

3.	Purchase of Securities on Margin*
Each Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Underwriting

Each Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

5.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs
Each Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.	Short Sales

Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

7.	Lending of Funds and Securities

Each Fund may not make loans of money or securities, except to the extent that a Fund may lend money through the purchase of permitted investments, including repurchase agreements, and the Balance Fund and Financial Services Fund may lend securities in accordance with such procedures as may be adopted by the Trustees.

Each Fund may not lend its portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with that Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of a Fund’s net assets.

8.	Commodities

Each Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

9.	Real Estate

Each Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.

10.	Borrowing, Senior Securities, Reverse Repurchase Agreements

Each Fund may not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

11.	Joint Trading*

Each Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

12.	Pledging Assets

Each Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

13.	Investing in Securities of Other Investment Companies*
Each Fund currently intends to limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws. Each Fund is permitted to invest 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC.

14.	Illiquid Securities*

Each Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

15.	Options*

Each of the Funds may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as discussed elsewhere in this Statement of Additional Information.

16.	Futures Contracts*

Each Fund may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of a Fund’s total assets.

17.	Concentration in Any One Industry

Each of the Balance Fund and the Dividend Fund may not invest more than 25% of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities. The Financial Services Fund, however, will invest more than 25% of the value of its total assets in the securities of institutions in the financial services industry.

_________
* Non-fundamental policy that may be changed by the Trustees without shareholder approval.

Except as otherwise stated in this Statement of Additional Information or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

For purposes of their policies and limitations, a Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

CERTAIN RISK CONSIDERATIONS

There can be no assurance that a Fund will achieve its investment objective and an investment in a Fund involves certain risks which are described under “ABOUT THE FUND - Main Risks” and “THE FUNDS’ INVESTMENTS AND RELATED RISKS” in the Prospectus.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2004 and 2005, the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Investment Adviser’s investment.

Turnover Rates	2005	2004
Balance Fund	36%	56%
Dividend Fund(1)	216%	194%
Financial Services Fund(2)	N/A	N/A
(1) Financial Services Fund commenced operations on November 1, 2005.

MANAGEMENT

The Board has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund’s investment activities and it conformity with Delaware law and the stated policies of a Fund. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations.

The Trustees, including the Trustees who are not interested persons of the Trust as that term is defined within the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (77), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	8	Trustee of Alpine Equity and Alpine Income Trusts.
H. Guy Leibler (51), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inception.	Chief Operating Officer of L&L Acquisitions, LLC since 2003; President, Skidmore, Owings & Merrill LLP (2001-2003); Chairman and President of Pailatus, a news media company (1997-1999);.	8	Director and Chairman, White Plains Hospital Center; Director, Dressage for Kids, Trustee of Alpine Equity and Alpine Income Trusts

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Jeffrey E. Wacksman (42) 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	8	Director, Adair International Limited; Director, Cable Beach Properties, Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity & Income Trusts

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (49), 2500 Westchester Ave Purchase, NY 10577	Interested Trustee, Portfolio Manager and President	Indefinite, since the Trust’s inception.	CEO of Alpine Woods Capital Investors, LLC since 1997.	8	Trustee of Alpine Equity & Alpine Income Trusts
Stephen A. Lieber (80) 2500 Westchester Ave Purchase, NY 10577	Vice President	Indefinite, since the Trust’s inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None
Sheldon R. Flamm (57) 2500 Westchester Ave Purchase, NY 10577	Treasurer/ Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None
Oliver Sun (41) 2500 Westchester Ave Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**
In addition to the three portfolios discussed in this SAI, Alpine Management & Research, LLC manages five other fund portfolios within two other trust companies. The Trustees oversee each of the eight portfolios within the three Alpine Trusts.

***	Steven A. Lieber is the father of Samuel A. Lieber.

Compensation

The Trust pays an annual fee to each Trustee who is not an officer or employee of the Adviser or the distributor (or any affiliated company of the Adviser or distributor) in the amount of $2,400. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) which are incurred in connection with attending meetings of the Board will also be reimbursed.

Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the period ended October 31, 2005.

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Laurence B. Ashkin	$3,600	$0	$0	$12,000
H. Guy Leibler	$3,600	$0	$0	$12,000
Jeffrey E. Wacksman	$3,600	$0	$0	$12,000
Samuel A. Lieber	$0	$0	$0	$0

Trustee Ownership of Fund Shares

As of January 31, 2006, Samuel Lieber had the power to vote on 3.05% of the outstanding shares of the Balance Fund and 0.44% of the outstanding shares of the Dividend Fund. All other officers and Trustees of the Trust owned as a group less than 1% of outstanding shares of each of the Balance Fund, the Dividend Fund or the Financial Services Fund.

Set forth below is the dollar range of equity securities beneficially owned by each Trustee of each of the Funds as of December 31, 2005:

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Name	Dollar Range of Balance Fund Shares Owned	Dollar Range of Dividend Fund Shares Owned	Dollar Range of Financial Services Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Jeffrey E. Wacksman	—	D	—	D
Laurence B. Ashkin	D	B	B	D
H. Guy Leibler	—	—	—	—
Interested Trustees
Samuel A. Lieber	D	D	—	D

*
Includes holdings of each series of Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund).

Other than as set forth in the foregoing table, no Trustee who is not an interested person of the Trust or immediate family member of any such Trustee has, during the two most recently completed calendar years had:

(i)	any securities interest or any other direct or indirect interest in the Adviser or the Distributor of the Funds or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $60,000; or

(iii)
any direct or indirect relationship, in which the amount involved exceeds $60,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Funds; (B) an officer of the Trust; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.)

    No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where a Trustee who is not an interested person of a Fund or immediate family member of such Trustee, was during the two most recently completed calendar years an officer.

Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Meetings
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	The audit committee met twice this year.
Valuation Committee
Members	Description	Meetings
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin
The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.
The valuation committee did not meet this year.
Nominating Committee
Members	Description	Meetings
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time	The nominating committee met once this year.

Control Persons and Principal Holders of Securities
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Set forth below is information with respect to each person who to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of each Fund’s total outstanding shares and their aggregate ownership of each Fund’s total outstanding shares as of January 31, 2006.

Balance Fund

Name and Address	% of Shares	Type of Ownership
Stephen Lieber 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	22.72%	Record and Beneficial
Essel Foundation 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	10.03%	Record and Beneficial
Constance E. Lieber Trust 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	6.61%	Record and Beneficial

Dividend Fund

Name and Address	% of Shares	Type of Ownership
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	26.42%	Record
National Investor Services 55 Water Street, Floor 32 New York, NY 10041-3299	5.34%	Record

Financial Services Fund

Name and Address	% of Shares	Type of Ownership
Knotfloat & Co. P.O. Box 5496 Boston, MA 02206-5496	18.26%	Record
Patricia Webb 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	9.54%	Beneficial
Edith Eisler 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	7.18%	Beneficial
Stephen A. Lieber 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	5.91%	Beneficial
Constance E. Lieber Trust 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	5.91%	Record & Beneficial
Samuel A. & Janice Ruth Lieber Trust 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	5.91%	Record & Beneficial
Essel Foundation 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	5.91%	Record & Beneficial
Robert S. Warshaw, Exec. Estaban Vicente Estate 501 Fifth Avenue, Room 1803 New York, NY 10017-6189	5.38%	Record
Harold Michal-Smith 2500 Westchester Avenue, Suite 215 Purchase, NY 10577	5.34%	Beneficial

CODES OF ETHICS

The Adviser and the Trust have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Quasar Distributors, LLC (the “Distributor”) has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, the Adviser or the Distributor (“Access Persons”), as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities. Each Code is included as an exhibit to the Trust’s registration statement, which is on file with, and available from, the SEC.

PROXY VOTING PROCEDURES

The Adviser provides a voice on behalf of shareholders of the Funds. The Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board. The Funds’ proxy voting policies are summarized below.

Policies of the Funds’ Investment Adviser

It is the Adviser’s policy to vote all proxies received by the Funds in a timely manner. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Funds’ shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Funds’ interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;
2.
If the Adviser believes it is in the Funds’ best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities;

3.
A client may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888-785-5578 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is also available by calling 1-888-785-5578 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY ARRANGEMENTS

The management of each Fund is supervised by the Trustees of the Trust. Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) provides investment advisory services to each Fund pursuant to investment advisory agreements entered into with the Trust (each an “Advisory Agreement”).

The Adviser, located at 2500 Westchester Avenue, Purchase, New York, 10577, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber was previously associated with EAM, the former investment adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and was primarily responsible for investment advisory services provided to those funds.

Under each Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund’s portfolio of investments. In addition, the Adviser provides office facilities to each Fund and performs a variety of administrative services. Each Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders. The Adviser pays the costs of printing and distributing Prospectuses used for prospective shareholders.

The annual percentage rate and method used in computing the investment advisory fee of each Fund is described in the Prospectus.

The advisory fees paid by the Balance Fund to the Adviser for the fiscal years ended October 31, 2005, 2004, and 2003 were as follows:

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Absorbed	Balance Paid to Advisor
2005	$889,124	$91,794	$980,918
2004	$601,213	$51,589	$652,802
2003	$468,404	$(73,377)	$395,027

The advisory fees paid by the Dividend Fund to the Adviser for the fiscal periods ended October 31, 2005, 2004 and 2003 were as follows:

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Absorbed	Balance Paid to Advisor
2005	$2,102,039	$76,518	$2,178,557
2004	$272,569	$(56,488)	$216,081
2003(1)	$12,576	$(22,179)	$(9,603)

(1)  Dividend Fund commenced operations on September 22, 2003.

The advisory fees paid by the Financial Services Fund to the Adviser for the fiscal period ended October 31, 2005.

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Absorbed	Balance Paid to Advisor
2005(1)	N/A	N/A	N/A
(1) Financial Services Fund commenced operations on November 1, 2005.

Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of a Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser. Each Advisory Agreement provides that it will automatically terminate in the event of its assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The Balance Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and the Balance Fund’s initial shareholder on June 4, 2001. The Dividend Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees on March 21, 2005, and by its initial shareholder on August 28, 2003. The Dividend Fund’s Advisory Agreement has an initial term of two years. The Financial Services Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on March 21, 2005. The Financial Services Fund’s Advisory Agreement has an initial term of two years. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval. The continuance of the Balance Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees at a meeting held in person on December 13, 2005.

The Adviser had retained Saxon Woods Advisors, LLC to assist the Adviser in providing investment management services. On October 31, 2002, Saxon Woods ceased to serve as Sub-Adviser to the Balance Fund.

Other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by them to the accounts involved, including a Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

When last approving the investment advisory arrangements on December 13, 2005, the Trustees, including the Independent Trustees, considered a number of factors, including: the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Trustees also evaluated the investment performance of the Funds relative to their benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Trustees also reviewed Lipper analytical data relating to average expenses and advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Trustees also considered the amount and nature of fees paid by shareholders. The Trustees considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Trustees considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Trustees, including all of the Independent Trustees, believed to be the case.

Based on the Trustees’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Agreements, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of Advisory Agreements, the Trustees, including all of the Independent Trustees voting separately, concluded that the continuation of the Advisory Agreements would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Agreements is fair and equitable.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and other series of the Trust or series of Alpine Equity Trust and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

PORTFOLIO MANAGERS

Mr. Stephen A. Lieber and Mr. Samuel A. Lieber are the portfolio managers responsible for the day-to-day management of the Balance Fund. The following tables show the number of other accounts managed by Messrs. Lieber and the total assets in the accounts managed within various categories.

Stephen A. Lieber
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$79.9 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

Samuel A. Lieber
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$533.1 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$12.7 million	0	0

Material Conflict of Interest. Where conflicts of interest arise between the Balance Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures that the Balance Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Ms. Jill K. Evans and Mr. Kevin Shacknofsky are the portfolio managers responsible for the day-to-day management of the Dividend Fund. The following tables show the number of other accounts managed by Ms. Evans and Mr. Shacknofsky and the total assets in the accounts managed within various categories.

Jill K. Evans
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$79.8 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$9.1 million	0	0

Kevin Shacknofsky
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$79.8 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$9.1 million	0	0

Material Conflicts of Interest. Where conflicts of interest arise between the Dividend Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that ensures that the Dividend Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Mr. Peter J. Kovalski is the portfolio manager responsible for the day-to-day management of the Financial Services Fund. The following table shows the number of other accounts managed by Mr. Kovalski and the total assets in the accounts managed within various categories.

Peter J. Kovalski
			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	0		0
Other Pooled Investments	1	$27 million	1	$27 million
Other Accounts	0	0		0

Material Conflicts of Interest. Mr. Kovalski is also the portfolio manager of a privately offered investment fund exempt from registration under Section 3(c)(1) of the Investment Company Act of 1940, the Alpine Woods Growth Values Financial Equities, L.P. (FE). The portfolio manager may from time to time purchase or sell for the Fund, the same securities that are purchased or sold for the amount of FE. In any situation where a conflict exists between the interests of the Fund on the one hand and FE on the other hand, the interests of the Fund are given priority.

Compensation. The portfolio managers’ compensation is made up of a fixed salary amount which is not based on the value of the assets in the Funds’ portfolios. Any bonuses received by the portfolio manager are based on the Funds’ after-tax performance.

Securities Owned in the Funds by Portfolio Managers. As of October 31, 2005, the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000			Aggregate Dollar Range of Equity Securities in all Registered Investment Companies overseen by Portfolio Manager in Family of Investment Companies
	Balance	Dividend	Financial Services
Stephen A. Lieber	Over $1,000,000			Over $1,000,000
Samuel A. Lieber	Over $1,000,000			Over $1,000,000
Jill K. Evans		$1 - $10,000		$1 - $10,000
Kevin Shacknofsky		$1 - $10,000		$1 - $10,000
Peter J. Kovalski			None	None

DISTRIBUTOR

Each Fund has entered into a distribution agreement with Quasar Distributors, LLC (the “Distributor”). Each Fund has authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of that Fund, including such advertising and promotion as it believes reasonable in connection with such solicitation. The Distributor finances such promotional activities at its own expense.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for a Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for a Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although a Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

    The policy of each Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, a Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude a Fund, the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement a Fund’s policies, the Adviser places transactions with those brokers and dealers who they believe provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to a Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit all or any of a Fund directly. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

Aggregate Brokerage Commissions Paid during fiscal years ended October 31,(1)
	2005	2004	2003
Balance Fund	$79,845	$74,676	$42,331
Dividend Fund	$1,727,193	$157,938	$15,408(2)
Financial Services Fund	N/A	N/A	N/A
(1)	The Financial Services Fund commenced operations on November 1, 2005.
(2)	For the period September 22, 2003 to October 31, 2003.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Funds’ portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete list of the Fund’s portfolio holdings as of each calendar quarter-end is also available on the Funds’ website at www.alpinefunds.com within five to ten business days after the calendar quarter-end.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

In addition, the Funds’ service providers, such as custodian and transfer agent, may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser. The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and its shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

ADDITIONAL TAX INFORMATION

(See also “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Prospectus)

Each Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Fund’s total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of each Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Dividends paid by each Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or qualified dividend income. Investment company taxable income includes net investment income and net realized short-term gains (if any). A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. We expect that some (or all) of the Dividend Fund’s ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates. Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to length of time the shareholder held shares of the Dividend Fund. Long-term capital gains also will be taxed at up to a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Any dividends received by a Fund from domestic corporations will constitute a portion of a Fund’s gross investment income. It is anticipated that this portion of the dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

Each Fund will inform shareholders of the amount of their ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.

Distributions by each Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of a Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund. The backup withholding rate is 28% for 2006. Legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

The Funds maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require each Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. Each Fund anticipates that its hedging activities will not adversely affect their regulated investment company status.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, that Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by a Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Each Fund intends to meet for each taxable year the requirements of the Code to “pass through” to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that a Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid and (ii) a Fund’s gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

Each Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.” Generally, the income of such companies may become taxable to a Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on a Fund on “excess distributions” received by a Fund or on gain from the disposition of such investments by a Fund. The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at its taxable year-end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its investments in equity interests in “passive foreign investment companies” to ensure its ability to comply with these distribution requirements.

NET ASSET VALUE

The following information supplements that set forth in the Funds’ Prospectus in the Section titled “HOW TO BUY SHARES - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern time) each business day.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in that Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day. If there is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board.

An example of how the Funds calculated their net asset value per share as of October 31, 2005 is as follows:

Balance Fund

$97,470,662	=	$12.67
7,693,028

Dividend Fund

$311,340,892	=	$11.98
25,980,128

Financial Services Fund

$N/A	=	$N/A
N/A

Financial Services Fund commenced operations on November 1, 2005.

    To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading “How To Buy Shares.”

General
Shares of each Fund are offered on a continuous basis at a price equal to their net asset value, without imposition of any front-end, level load, contingent sales charges, or Rule 12b-1 distribution expenses. Investors may purchase shares of a Fund by mail or wire as described in the Prospectus.

In addition, each Fund may authorize one or more brokers to accept on a Fund’s behalf purchase and redemption orders (“authorized brokers”). Such authorized brokers may designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker’s designee, accepts the order. Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

The required minimum initial investment in the Fund is $1,000; there is no minimum imposed for subsequent investments. Investors may use the Application available from the Distributor for his or her initial investment. Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A broker may impose transaction fees on the purchase and/or redemption of a Fund’s shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined as described below. Orders received by the Distributor prior to the close of regular trading on the NYSE on each day the NYSE is open for trading are priced at the net asset value computed as of the close of regular trading on the NYSE on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the NYSE and transmits it to the Distributor prior to its close of business that same day (normally, 5:00 p.m., Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer or agent fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the NYSE, the price will be based on the net asset value determined as of the close of regular trading on the NYSE on the next day it is open for trading.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus titled, “HOW TO REDEEM SHARES.”

Wire Redemption Privilege - By using this privilege, the investor authorizes each Fund’s transfer agent to act on telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the transfer agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Application, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. A $15 charge is deducted from redemption proceeds. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES -- Redeeming Shares by Mail.”

Suspension of Redemptions -- The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC such that disposal of a Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect each Fund’s shareholders.

In addition, in the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of a Fund to pay any redemption or redemptions in cash, a redemption payment by a Fund may be made in whole or in part by a distribution in-kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in-kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net assets value per share. In the unlikely event that shares are redeemed in-kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder.

    Each of the Dividend Fund and the Financial Services Fund will assess a 1.00% fee on the redemption of Fund shares purchased and held for less than 60 days. This fee is paid to the Fund to help offset transactions costs and administrative expenses. Each Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least two months’ notice to shareholder, change the terms and/or amount of this fee. This fee may not be applicable to certain qualified accounts held by financial intermediaries.

SERVICE PROVIDERS

Distributor

The Distributor, Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Fund’s principal underwriter. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between each Fund and the Distributor, the Funds have agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Transfer Agent, Fund Accountant and Administrator

U.S. Bancorp Fund Services, LLC located at 615 East Michigan Street, Milwaukee, WI 53202, provides administration, transfer agent and accounting services to each Fund. These services include: assisting in the supervision of all aspects of the operations of the Funds (except those performed by the Adviser, Sub-Adviser, the custodian, the transfer agent or the fund accountant); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. In addition, each Fund pays U.S. Bancorp a minimum annual fee equal to $20,000 for fund administration services. For the fiscal periods ending October 31, 2003, 2004 and 2005, the administration fee paid to U.S. Bancorp Fund Services, LLC on behalf of the Funds was as follows:

Administrative Fees	2005	2004	2003
Balance Fund	$38,856	$35,703	$31,283
Dividend Fund(1)	$89,241	$21,338	$3,120
Financial Services Fund(2)	N/A	N/A	N/A
(1) Dividend Fund commenced operations on September 22, 2003.
(2) Financial Services Fund commenced operations on November 1, 2005.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm of each Fund.

Fund Counsel

Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, serves as counsel to the Trust and each of the Funds.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 acts as each Fund’s custodian.

ADDITIONAL INFORMATION

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to a Fund at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
PERFORMANCE INFORMATION

Total Return
Average annual total return quotations used in the Funds’ Prospectus are calculated according to the following formula:

P(1 + T)n = ERV

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ERV”	=	represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) - Each Fund’s quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(D)”	=
represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemption) - Each Fund’s quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(DR)”	=
represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

A Fund’s total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in its portfolio and its expenses. Total return information is useful in reviewing a Fund’s performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor’s principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

Non-Standardized Performance

In addition to the performance information described above, each Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made.

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. Each Fund’s performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. Each Fund’s performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund’s past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

FINANCIAL STATEMENTS

The Funds’ financial statements appearing in their most current fiscal year Annual Report to Shareholders and the report thereon of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for the Funds, which contain the referenced statements, are available upon request and without charge.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
2. Nature of and provisions of the obligation.
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

- SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

- SP-2 Satisfactory capacity to pay principal and interest.
- SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

- MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

- MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

- MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

- MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX “B”

FUTURES AND OPTIONS

The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the NYSE, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the stock pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Fund.

OPTIONS ON STOCK INDICES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND STOCK INDICES

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.